Exhibit 10.4(b)
FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED
CREDIT AGREEMENT AND THE AMENDED AND RESTATED
INTERCREDITOR AGREEMENT
          This FIRST AMENDMENT, dated as of April 1, 2009 (this “Amendment”) to (i) the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 30, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company (the “Borrower”), BNP PARIBAS, a bank organized under the laws of France, as a Bank, as an Issuing Bank, and as Administrative Agent for the Banks, and as Collateral Agent, FORTIS BANK SA/NV, NEW YORK BRANCH, a bank organized under the laws of Belgium, as a Bank, as an Issuing Bank, and as Documentation Agent, SOCIÉTÉ GÉNÉRALE, as syndication agent (in such capacity, “Syndication Agent”), an Issuing Bank, and a Bank, and each other financial institution which may become a party hereto (collectively the “Banks”) and (ii) the Intercreditor Agreement (as defined in the Credit Agreement).
          WHEREAS, the Borrower has requested an increase in the Total Committed Line Portion pursuant to Section 2.14 of the Credit Agreement and certain other changes relating to the procedures for issuing Letters of Credit under the Credit Agreement; and
          WHEREAS, the Administrative Agent has requested a documented procedure for the authorization by the Administrative Agent of amendments to, or issuance of, L/C Borrowings;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement.
          2. Amendment to Section 1.01 of the Credit Agreement (Defined Terms). (a) The definition of “Banks” in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:
     “‘Banks’ shall mean Fortis, BNP Paribas, Société Générale, NATIXIS, acting through its New York Branch, RZB Finance, LLC, Brown Brothers Harriman & Co., The Royal Bank of Scotland plc, Rabobank, Lloyds, Calyon, DZ Bank, Trustmark and each additional lending institution added to this Agreement, through an amendment to this Agreement, by execution of a Committed Line Portion Addendum, or through an Assignment and Acceptance in accordance with Subsection 11.08(a) hereof. References to the “Banks” shall include Fortis, BNP Paribas and Société Générale including each in its capacity as an Issuing Bank and BNP Paribas in its capacity as the Swing Line Bank; for purposes of clarification only, to the extent that Fortis, BNP Paribas or Société Générale may have any rights or obligations in addition to those of the Banks due to their status as an Issuing Bank and as Agents, as applicable, Fortis’, BNP Paribas’ and Société Générale’s status as such will be specifically referenced.”
          (b) The definition of “Continuing Agreement for Letters of Credit” in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following additional language “and each other financial institution that becomes an Issuing Bank under this Agreement” immediately after the phrase “and Société Générale” and immediately before the punctuation “.”.

          (c) The definition of “Issuing Bank Sub-Limit” in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:
“‘Issuing Bank Sub-Limit’ means, with respect to each Issuing Bank, the limit set opposite such Issuing Bank under the heading “Sub-Limit” in the table below, subject to the modifications to such limits arising under Section 11.01; provided that while any Bank qualifies as a Defaulting Bank hereunder, each Issuing Bank’s “Sub-Limit” as set forth in the table below shall be reduced to an amount equal to the product of (a) such Issuing Bank’s Issuing Percentage Cap (expressed as a decimal, rounded to the ninth decimal place) at such time multiplied by (b) the Total Available Committed Line Portion at such time, rounded to the nearest whole dollar:

Issuing Bank	Sub-Limit
BNP Paribas	$171,000,000
Fortis	$171,000,000
Société Générale	$130,000,000”
          (d) The definition of “Issuing Percentage Cap” in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth at the end thereof in its entirety and inserting in lieu thereof the following table:

“Issuing Bank	Issuing Percentage
BNP Paribas	38.0%
Fortis	38.0%
Société Générale	28.88889%”
     (e) The definition of “Swap Bank” in Section 1.1 of the Credit Agreement is hereby amended by adding immediately after the phrase “NATIXIS, acting through its New York Branch,” and immediately before “or their respective Affiliates” the following “Calyon,”;
          (f) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new terms in their appropriate alphabetical order:
     “Automatic Sub-Limit Reduction Amount” means, with respect to any Issuing Bank for any Automatic Sub-Limit Reduction Event, an amount equal to the product of such Issuing Bank’s Issuing Percentage Cap times the amount of the increase of the applicable Bank’s Available Committed Line Portion arising from such Automatic Sub-Limit Reduction Event.
     “Automatic Sub-Limit Reduction Event” has the meaning ascribed to such term in Section 11.01 hereof.
     “Calyon” means Calyon New York Branch.

     “DZ Bank” means DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main.
     “Lloyds” means Lloyds TSB Bank plc.
     “Rabobank” means Cooperatieve Centrale Raiffeisen — Boerenleenbank B.A., “Rabobank Nederland”, New York Branch.
     “Trustmark” means Trustmark National Bank.
          3. Amendment to Section 3.01(b)(x) of the Credit Agreement. Section 3.01(b)(x) is hereby amended by deleting the reference to “Issuance Cap Sub-Limit” and inserting in lieu thereof “Issuing Bank Sub-Limit”.
          4. Amendment to Section 3.02(a) of the Credit Agreement. Section 3.02(a) is hereby amended by adding the following language at the end of Section 3.02(a):
“Upon receipt by an Issuing Bank of a Letter of Credit request, such Issuing Bank shall confirm with the Administrative Agent that the Administrative Agent has received a copy of such request and, if not, such Issuing Bank shall provide the Administrative Agent with a copy thereof. Upon receipt by such Issuing Bank of confirmation from the Administrative Agent in writing, in the form of Exhibit K hereto, that the requested issuance or amendment is permitted in accordance with the terms hereof, such Issuing Bank shall, on the requested date, issue such Letter of Credit for the account of the requesting Borrower or issue the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices.”
          5. Amendment to Section 8.11 of the Credit Agreement. The definition of “Storage and Unhedged Transportation Exposure” set forth in Section 8.11 is hereby amended by adding the word “net” immediately after the phrase “amount of all” and immediately before the phrase “contractual costs for storage contracts in excess of three (3) months”.
          6. Amendment to Section 11.01 of the Credit Agreement. (a) Clause (ii) of the second sentence of Section 11.01 is hereby amended by deleting “or” as it appears immediately after the phrase “modifying the treatment” and immediately before the phrase “payments or disbursements” and inserting in lieu thereof “of”.
          (b) Clause (iii) of the second sentence of Section 11.01 is hereby amended by deleting the reference to “Section 10” and inserting in lieu thereof “Article X”;
          (c) The second sentence of Section 11.01 is hereby further amended by deleting in its entirety the language therein that begins with the phrase “provided further that” and ends with the phrase “promptly upon its effective date.” and inserting in lieu thereof the following:
“provided further that the defined terms “Issuance Cap”, “Issuing Bank Sub-Limit” and “Issuing Percentage Cap” may, with respect to any Issuing Bank, be amended from time to time, upon the written consent of such Issuing Bank and the Borrower, which written consent shall be notified by the applicable Issuing Bank to the Administrative Agent and each other Bank promptly upon or prior to the effective date of such modification, and;

provided further that the defined term “Issuing Bank Sub-Limit” shall, with respect to each Issuing Bank, upon the effective date of any increase in any Bank’s Committed Line Portion, to the extent that such increase arises (a) from an assignment by another Bank hereunder of its Loans, L/C Obligations or Committed Line Portion, or (b) by merger, consolidation or any other combination with another Bank hereunder (each of (a) and (b), an “Automatic Sub-Limit Reduction Event”), be automatically reduced by an amount equal to such Issuing Bank’s Automatic Sub-Limit Reduction Amount for a period of ten (10) Business Days and after the expiration of such period with respect to any Automatic Sub-Limit Reduction Event, the Issuing Bank Sub-Limit of each Issuing Bank shall be automatically increased by an amount equal to the Automatic Sub-Limit Reduction Amount unless such Issuing Bank (x) has at such time submitted a written confirmation to the Administrative Agent and the Borrower setting forth a revised Issuing Bank Sub-Limit, which revised Issuing Bank Sub-Limit shall not be less than such Issuing Bank’s Issuing Bank Sub-Limit that resulted automatically from the occurrence of the applicable Automatic Sub-Limit Reduction Event, or (y) is (and for so long as it continues) diligently pursuing internal approvals with respect to a revised Issuing Bank Sub-Limit, which shall be confirmed in writing by such Issuing Bank upon request by the Borrower or the Administrative Agent.”
          7. Amendment of Schedule 2.01 to the Credit Agreement. The Credit Agreement is hereby amended by replacing Schedule 2.01 to the Credit Agreement with the Annex 1 attached hereto.
          8. Amendments of Schedule 11.02 and Exhibits A, B, C, F and G to the Credit Agreement. Schedule 11.02 and Exhibits A, B, C, F and G are hereby amended by deleting each reference to “Edward Chin” and his telephone number “(212) 841-2020” listed therein and inserting in lieu thereof “Andrew Stratos” and his telephone number “(917) 472-4717”.
          9. Amendment of Exhibit J to the Credit Agreement. The SPT Activity Report table and the lead-in language thereto set forth in Exhibit J of the Credit Agreement is hereby amended by deleting such table and lead-in language in their entireties and replacing them with the table and lead-in language set forth on Annex 2 attached hereto.
          10. Addition of Exhibit K to the Credit Agreement. The Credit Agreement is hereby amended by adding a new exhibit, “Exhibit K” in the form attached as Annex 3 hereto.
          11. Amendment of Section 1.01 to the Intercreditor Agreement. The table set forth in the definition of “Permitted SPT Bank Close-Out Amount” in Section 1.01 of the Intercreditor Agreement is hereby amended by inserting the following as a new row at the end of the existing table:

Calyon	$25,000,000	N/A	$25,000,000
          12. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment.

          13. Conditions Precedent. This Amendment shall become effective on the first date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
          (a) Fees and Expenses. The Agents and the Banks shall have received payment of all fees and expenses owed to them by the Borrower as of the Effective Date, including, without limitation, the fees payable under that certain Fee Letter, dated as of the date hereof, by and among BNP Paribas, Atmos and each New Bank,
          (b) Delivered Documents. On the Effective Date, the Administrative Agent shall have received duly executed and delivered counterparts of:
     (i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Required Banks;
     (ii) the Acknowledgment and Consent to the Amendment, duly executed and delivered by (A) Atmos Energy Holdings, Inc. (“AEH”) confirming its obligations under the Amended and Restated Guaranty and (B) Atmos Energy Corporation, with respect to its obligations under the Atmos Support Agreement;
     (iii) each Assignment and Assumption Agreement, dated as of the date hereof, executed by and among each applicable Issuing Bank, Rabobank, and the Administrative Agent, documenting the assignment of a portion of such Issuing Bank’s Committed Line Portion to Rabobank;
     (iv) the Committed Line Portion Addendum of each New Bank that is undertaking a Committed Line Portion;
     (v) Notes for each New Bank, in a maximum principal amount equal to the amount set opposite such New Bank’s name as its “Dollar Amount” on Schedule 2.01 as attached hereto as Annex 1;
     (vi) the legal opinions of (A) John R. Bonica as counsel to the Borrower and AEH, as to corporate formalities of the Borrower and AEH, and the due execution and enforceability of the Amendment, the Acknowledgement and Consent, the AEH Guaranty, and related documents, and (B) the legal opinion of Louis P. Gregory as counsel to Atmos Energy Corporation, as to corporate formalities of AEC and the due execution and enforceability of the Acknowledgement and Consent and the Support Agreement, and related documents
     (vii) copies of the resolutions of the members of the Borrower, AEH and AEC, if any, authorizing the amendments and transactions contemplated hereby; and
     (viii) such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
          (c) No Default. On the Effective Date, the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed and no Event of Default shall have occurred and be continuing.

          14. Miscellaneous.
          (a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the “Loan Documents” shall be deemed to include, in any event, the Credit Agreement, this Amendment, the Notes, the Guaranty, the Security Documents, the L/C-Related Documents, SPT Contracts, the Three Party Agreement, the Atmos Support Agreement, the Intercreditor Agreement, the Mellon Control Agreement and all other documents delivered to the Administrative Agent or any Bank in connection herewith and therewith.
          (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
          (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.
          (D) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT, THE BANKS AND ALL AGENT-RELATED PERSONS SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW.
          (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.
          (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATMOS ENERGY MARKETING, LLC
By:	/s/ C. RICHARD ALFORD
	Name:	C. Richard Alford
	Title:	Senior Vice President

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS,
as Administrative Agent, Collateral Agent and as
a Bank, Issuing Bank, and Swing Line Bank

By:	/s/ KEITH COX Name: Keith Cox
Title: Managing Director

By:	/s/ ANDREW STRATOS

Name: Andrew Stratos
Title: Vice President
[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS BANK SA/NV, NEW YORK BRANCH,
a licensed branch of FORTIS BANK SA/NV, as Documentation Agent, Issuing Bank and a Bank

By:	/s/ MICHIEL V.M. VAN DER VOORT Name: Michiel V.M. Van Der Voort
Title: Managing Director

By:	/s/ JOHN G. SULLIVAN

Name: John G. Sullivan
Title: Managing Director
[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE, as Syndication Agent, an Issuing Bank and as a Bank
By:	/s/ CHUNG-TAEK OH
	Name:	Chung-Taek Oh
	Title:	Vice President

By:	/s/ EMMANUEL CHESNEAU
	Name:	Emmanuel Chesneau
	Title:	Managing Director

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, acting through its New York Branch, as a Bank
By:	/s/ DAVID PERSHAD
	Name:	David Pershad
	Title:	Managing Director

By:	/s/ VINCENT LAURAS
	Name:	Vincent Lauras
	Title:	Managing Director

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

RZB FINANCE LLC, as a Bank
By:	/s/ NANCY REMINI
	Name:	Nancy Remini
	Title:	Vice President

By:	/s/ HERMINE KIROLOS
	Name:	Hermine Kirolos
	Title:	Group Vice President

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BROWN BROTHERS HARRIMAN & CO., as a Bank

By:
Name:
Title:

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Bank

By:	/s/ BRIAN WILLIAMS
	Name:	Brian Williams
	Title:	Vice President

[SIGNATURE PAGE FOR FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ANNEX 1 TO
FIRST AMENDMENT
SCHEDULE 2.01
COMMITTED LINE AND
COMMITTED LINE PORTION
(EXCLUDING SWAP CONTRACTS AND PHYSICAL TRADE CONTRACTS)
I.	Committed Line:

A. Maximum Line:	$450,000,000

B. Total Committed Line Portions	$450,000,000

C. Total Committed Percentage:	100%
II.	Committed Line Portions:

Line:	Bank	Dollar Amount
Borrowing Base Line	Fortis Bank SA/NV, New York Branch	$70,000,000

	BNP Paribas	$70,000,000

	Société Générale	$70,000,000

	The Royal Bank of Scotland plc	$52,000,000

	NATIXIS, acting through its New York Branch	$35,000,000

	RZB Finance LLC	$15,000,000

	Brown Brothers Harriman & Co.	$15,000,000

	Rabobank Nederland, New York Branch	$50,000,000

	Lloyds TSB Bank plc	$20,000,000

	Calyon, New York Branch	$23,000,000

	DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main	$15,000,000

	Trustmark National Bank	$15,000,000

	Total Committed Line Portion:	$450,000,000

ANNEX 2
TO FIRST AMENDMENT
SPT ACTIVITY REPORT AS OF [DATE]
In my capacity as Responsible Officer for ATMOS ENERGY MARKETING, LLC, I hereby certify that as of the date written above, the amounts indicated below were accurate and true as of the date of preparation. I also certify that SPT Contract related activity has not exceeded the limitations set forth in Section 8.16 of the Credit Agreement.

						Current
	Maximum	Maximum	Maximum		Current	Aggregate
	Swap Bank	Physical Trade	SPT Bank	Current Swap	Physical Trade	SPT Bank	Available
	Close-Out	Bank Close-	Close-Out	Bank Close-	Bank Close-Out	Close-Out	SPT Close-
SPT Bank	Amount	Out Amount	Amount	Out Amount	Amount	Amount	Out Amount
BNP Paribas	$25,000,000	$25,000,000	$25,000,000
Fortis Bank SA/NV, New York Branch	$25,000,000	$25,000,000	$25,000,000
Société Générale	$25,000,000	$25,000,000	$25,000,000
The Royal Bank of Scotland plc	$25,000,000	$25,000,000	$25,000,000
NATIXIS, acting through its New York Branch	$25,000,000	N/A	$25,000,000
RZB Finance LLC	N/A	N/A	N/A
Brown Brothers Harriman & Co.	N/A	N/A	N/A
Calyon New York Branch	$25,000,000	N/A	$25,000,000
DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main	N/A	N/A	N/A
Lloyds TSB Bank plc	N/A	N/A	N/A
Rabobank	N/A	N/A	N/A
Trustmark National Bank	N/A	N/A	N/A
Totals	N/A	N/A	N/A

ANNEX 3
TO FIRST AMENDMENT
EXHIBIT K
(AGENT BANK LETTERHEAD)
FORM OF ADMINISTRATIVE AGENT CONFIRMATION OF
LETTER OF CREDIT ISSUANCE/ AMENDMENT APPROVAL

[DATE]
To: [Issuing Bank]
     Re: Confirmation of Approval
Dear [Issuing Bank]:
          Reference is made herein to that certain Third Amended and Restated Credit Agreement, dated as of December 30, 2008 (as amended by that First Amendment dated as of April 1, 2009, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among Atmos Energy Marketing, LLC, a Delaware limited liability company (the “Borrower”), BNP Paribas, a bank organized under the laws of France, as a Bank, as an Issuing Bank, and as Administrative Agent for the Banks, and as Collateral Agent, Fortis Bank SA/NV, New York Branch, a bank organized under the laws of Belgium, as a Bank, as an Issuing Bank, and as Documentation Agent, Société Générale, as syndication agent (in such capacity, “Syndication Agent”), an Issuing Bank, and a Bank, and each other financial institution which may become a party hereto (collectively the “Banks”).
          Pursuant to Section 3.02(a) of the Credit Agreement, the Administrative Agent hereby confirms that the [Issuance/Amendment] of the Letter of Credit requested by the Borrower as of [                    ], 2009, pursuant to its submission of the [L/C Application/ LC Amendment Application] attached hereto as Annex 1 is permitted in accordance with the terms of the Credit Agreement [and, immediately prior to and after giving effect to the Issuance of such Letter of Credit, no condition set forth in Section 3.01(b) of the Credit Agreement shall exist or result therefrom].

BNP PARIBAS, a bank organized under the laws of France, as Administrative Agent
By:
Name:
Title:

ANNEX 1 TO
L/C ISSUANCE/AMENDMENT APPROVAL
[L/C APPLICATION/ L/C AMENDMENT]